UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report     August 12, 2004

FARMERS NATIONAL BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	2-80339	34-1371693
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

20 South Broad Street
Canfield, OH 44406
(Address of principal executive offices)

(330)533-3341
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 5. Other Events and Regulation FD Disclosure

On August 12, 2004, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its third quarter cash dividend declared payable on September 30, 2004.

Item 7. Financial Statements and Exhibits

     [c] Exhibits:

     Exhibit 99.1 August 12, 2004 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
Dated: August 12, 2004	By:	/s/ Frank L. Paden
Frank L. Paden, President and Secretary

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